NUVEEN SANTA BARBARA DIVIDEND GROWTH FUND

SUPPLEMENT DATED AUGUST 5, 2021

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 27, 2020

1.	Effective November 30, 2021, Nuveen Santa Barbara Dividend Growth Fund will be renamed Nuveen Dividend Growth Fund.

2.

The Board of Trustees of Nuveen Investment Trust II has approved an amended and restated sub-advisory agreement, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), as investment adviser of the Fund, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace Santa Barbara Asset Management, LLC (“SBAM”) as the Fund’s sub-adviser. NAM and SBAM are both affiliates of NFAL and are subsidiaries of Nuveen, LLC.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBDGS-0821P